Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
INCOME TAXES

12. INCOME TAXES

The Company reported a loss before income taxes of approximately $5.2 million and $3.1 million for the years ended December 31, 2025 and 2024, respectively, all of which was attributable to domestic operations. Income taxes paid (net of refunds received) were $0 for the years ended December 31, 2025 and 2024 for federal and state jurisdictions. The Company does not operate in foreign jurisdictions.

The Company believes that there are no uncertain tax positions for which a liability (unrecognized tax benefit) should be recognized.

The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. During the years ended December 31, 2025 and 2024, the Company recognized no interest and penalties associated with unrecognized tax benefits. There are no tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within twelve months of the reporting date.

Under the tax statute of limitations applicable to the Internal Revenue Code, the Company and its U.S. subsidiary, either standalone or as part of the consolidated group, are subject to U.S. federal income tax examinations by the Internal Revenue Service for tax years 2022-2024. As the Company is carrying forward income tax attributes, such as net operating losses from 2022, these attributes can still be audited when utilized on returns filed in the future.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Due to the Company’s history of operating losses since inception, and the uncertainty of future taxable income, the Company has recorded a full valuation allowance against its deferred tax assets. As of December 31, 2024, the Company had recorded a valuation allowance against its deferred tax assets of approximately $0.8 million and subsequently increased that valuation allowance by approximately $1.2 million to approximately $2.0 million as of December 31, 2025, primarily related to the increase in NOL carryforwards and temporary timing differences, as the realization of deferred tax assets cannot occur until there is future taxable income, the certainty of which cannot be determined.

As of December 31, 2025 and 2024, the Company had U.S. federal NOL carryforwards of $7.3 million and $1.7 million, respectively, and state NOL carryforwards of $7.0 million and $1.4 million in the aggregate, respectively. Federal NOLs will be carried forward indefinitely. State NOL carryforwards will begin to expire in 2039.

The NOL carryforwards are subject to review and adjustment by the U.S. and state tax authorities. NOL carryforwards may become subject to an annual limitation in the event of certain cumulative changes in ownership interest of significant shareholders, as defined under Section 382 of the Internal Revenue Code. This could limit the amount of NOLs that the Company can utilize annually to offset future taxable income or tax liabilities. As of December 31, 2025, the Company has not performed such an analysis evaluating the potential limitations of the Company’s NOL carryforwards due to the “change in ownership” provisions as defined under Section 382. Subsequent ownership changes and proposed future changes to tax laws in respect of the utilization of losses carried forward may further affect the limitation in future years.

The Company may also be eligible for federal and state research and development (“R&D”) tax credits; however, as of December 31, 2025, no formal R&D credit study has been completed, and no related credits have been recorded due to cumulative NOLs and the full valuation allowance position. Any R&D credits identified may be subject to annual limitations under Section 383 of the Internal Revenue Code in the event of a change in ownership.

On July 4, 2025, the One Big Beautiful Bill Act (“OBBBA”) was signed into law, introducing significant and wide-ranging changes to the U.S. federal tax system. The OBBBA did not have a material impact on income tax benefit or expense or related tax assets or liabilities given that the Company remains in a net operating loss (“NOL”) position and has previously recorded a fully-offsetting valuation allowance against all deferred tax assets, primarily related to the prior capitalization and amortization of domestic research and development expenses. The Company consulted with its tax advisors and reviewed the various elections available under the OBBBA for the treatment of domestic research and development expenses and, as a result, fully expensed domestic research and development costs in 2025 as well as accelerating the amortization of previously capitalized and unamortized research and development costs. The Company did not apply retroactive treatment to any prior tax periods.

The Company’s net deferred tax assets are as follows:

	As of December 31,
Deferred tax assets:	2025	2024
Net operating loss carryforward - Federal	$1,672,292	$273,017
Timing difference - §174 R&D costs	236,213	472,424
Timing difference - Stock-based compensation	113,173	-
Timing difference - Accrued Consulting	-	68,071
Total deferred tax assets	2,021,678	813,512
Less - Valuation allowance	(2,021,678)	(813,512)
Net deferred tax assets	$-	$-

Upon adoption of ASU No. 2023-09, for the year ended December 31, 2025, the provision for income taxes differs from the expense that would be obtained by applying the U.S. federal statutory income tax rate as a result of the following:

	2025
	Amount	Percent

U.S. statutory rate[1]	(1,085,190)	21.0%

Changes in valuation allowance	1,105,484	-24.3%
Deferred changes	(150,012)	5.8%
Non-taxable or non-deductible expenses	89,383	-1.7%

Other	40,334	-0.8%

Effective tax rate	-	0.00%

(1)	We apply the federal tax rate of 21% which is the federal statutory rate of the United States. State taxes are primarily driven by North Carolina.

Prior to the adoption of ASU No. 2023-09, for the year ended December 31, 2024, the provision for income taxes differs from the expense that would be obtained by apply the U.S. statutory income tax rate as result of the following:

	2024
	Amount	Percent

U. S. Statutory Rate	(655,737)	21.0%
Statutory state rate, net of federal benefit	(55,270)	1.8%
Non-taxable or non-deductible expenses	(116,159)	3.7%

Change in valuation allowance	827,165	-26.5%

Income tax expense (recovery) reported in the consolidated statement of loss	-	0.00%